Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (this “Amendment”), dated as of December 4, 2015 between

SEQUENTIAL BRANDS GROUP, INC., a Delaware corporation (formerly known as Singer Madeline Holdings, Inc., the “Borrower” or “Sequential”),

SQBG, INC., a Delaware corporation (formerly known as Sequential Brands Group, Inc., “SQBG”),

the Guarantors party hereto,

the Lenders party hereto, and

BANK OF AMERICA, N.A., as administrative agent and collateral agent (the “Agent”).

WITNESSETH:

WHEREAS, SQBG, which on the First Amendment Effective Date (as defined below) shall become a subsidiary of Sequential, the Guarantors, the Lenders and the Agent are party to that certain Second Amended and Restated First Lien Credit Agreement dated as of April 8, 2015 (as modified by the Limited Consent and Waiver related to the Second Amended and Restated First Lien Credit Agreement, dated as of September 11, 2015, and as further amended or otherwise modified in accordance with its terms and in effect on and prior to the date hereof, the “Credit Agreement”);

WHEREAS, as of the date hereof, Heeling Management Corp., a Texas corporation, Heeling Holding Corporation, a Nevada corporation, Heelys, Inc., a Delaware corporation, Bella Rose, LLC, a California limited liability company, and William Rast Sourcing, LLC, a California limited liability company (collectively, the “Specified Guarantors”) have been designated as Immaterial Subsidiaries, and the Borrower has requested that the Agent and the Lenders release the Specified Guarantors from their Obligations under the Loan Documents, including but not limited to (i) any guarantees pursuant to Facility Guaranty and (ii) any Liens or other security interests of the Agent on the Collateral owned by the Specified Guarantors; and

WHEREAS, SQBG has entered into (i) an Agreement and Plan of Merger, dated as of June 22, 2015 (the “MSLO Acquisition Agreement”), by and among Martha Stewart Living Omnimedia, Inc. (“MSLO”), Madeline Merger Sub, Inc., a Delaware corporation, the Borrower, SQBG, and Singer Merger Sub, Inc. (the transactions contemplated by the MSLO Acquisition Agreement, the “MSLO Acquisition Transactions”), and (ii) that certain Senior Secured Term Loan Agreement, dated as of the date hereof (the “Amended and Restated Second Lien Credit Agreement”), by and among the Borrower, SQBG, the guarantors party thereto, the lenders party thereto (the “Second Lien Lenders”) and Wilmington Trust, National Association, as administrative agent and collateral agent (the “Second Lien Agent”), pursuant to which the Second Lien Lenders will (a) continue to extend credit in an aggregate amount of $215,500,000 in the form of outstanding term loans under that certain Amended and Restated Second Lien Credit Agreement, dated as of April 8, 2015, among SQBG, the guarantors party thereto, the lenders party thereto and the Second Lien Agent (the “Existing Second Lien Credit Agreement”) and (b) extend credit in an aggregate amount of $152,500,000 in the form of new term loans (collectively, the “Financing” and, together with the MSLO Acquisition Transactions, the “Transactions”), the proceeds of which are intended to be used (w) to refinance all outstanding indebtedness under the Existing Second Lien Credit Agreement, (x) to fund a portion of the consideration payable by the Borrower pursuant to the MSLO Acquisition Agreement, (y) to pay related costs and expenses related to the Transactions and (z) for general corporate purposes; and

WHEREAS, in connection with the Transactions, the Borrower has requested that the Tranche A-1 Term Lenders make an additional Tranche A-1 Term Loan on the First Amendment Effective Date (as defined below); and

WHEREAS, in connection with the Transactions, the Borrower, SQBG, the Guarantors, the Lenders and the Agent have agreed to amend the Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, each of the parties hereto hereby agrees as follows:

1.	Incorporation of Terms. All capitalized terms used and not otherwise defined herein shall have the same meaning as in the Credit Agreement.

2.	Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof after giving effect to this Amendment, (i) no Default or Event of Default exists and is continuing under the Credit Agreement or under any other Loan Document, and (ii) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except (a) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (b) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects.

3.	Amendments to Credit Agreement. The provisions of the Credit Agreement are hereby amended as follows:

a.	The introductory paragraph of the Credit Agreement is hereby amended by deleting the words “(the “Borrower”)” set forth therein.

b.	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

“Consolidated First Lien Leverage Ratio” means, as of any date of determination, the ratio of (a) Indebtedness of the Borrower and its Subsidiaries on a Consolidated basis under this Agreement as of such date to (b) Consolidated EBITDA for the trailing four quarters most recently ended.

“First Amendment” means that certain First Amendment to Second Amended and Restated First Lien Credit Agreement dated as of December 4, 2015.

“First Amendment Effective Date” means the earliest date that all conditions precedent as set forth in Section 7 of the First Amendment have been satisfied or waived by the Agent and the Lenders.

“Joe’s Holdings” means Joe’s Holdings LLC, a Delaware limited liability company.

“Joe’s Jeans Acquired Brands” means certain intellectual property assets used or held prior to September 11, 2015 for use in the business of Joe’s Jeans, Inc., a Delaware corporation, and certain of its subsidiaries and affiliates operated under the brand names “Joe’s Jeans” and certain other brands and certain other assets as more fully described in the Joe’s Jeans Acquisition Agreement, to be owned on and after September 11, 2015 by Joe’s Holdings, pursuant to the terms of the Joe’s Jeans Acquisition Agreement.

“Joe’s Jeans Acquisition” means the acquisition of the Joe’s Jeans Acquired Brands pursuant to the Joe’s Jeans Acquisition Agreement.

“Joe’s Jeans Acquisition Agreement” means that certain Asset Purchase Agreement, dated as of September 8, 2015 by and among Joe’s Jeans Inc., Joe’s Holdings and the Borrower.

“Limited Condition Acquisition” means a Permitted Acquisition by the Borrower or one or more of its Subsidiaries whose consummation is not conditioned, in the applicable Limited Condition Acquisition Agreement, on the availability of, or on obtaining, third party financing.

“Limited Condition Acquisition Agreement” has the meaning provided in Section 2.14(g).

“MSLO” means Martha Stewart Living Omnimedia, Inc., a Delaware corporation.

“MSLO Acquisition” means the acquisition, by the Borrower, of MSLO, pursuant to, and in accordance with, the terms of the MSLO Acquisition Agreement.

“MSLO Acquisition Agreement” means the Agreement and Plan of Merger, dated as of June 22, 2015, by and among MSLO, Madeline Merger Sub, Inc., SQBG, the Borrower, and Singer Madeline Holdings, Inc.

“MSLO Acquisition Transactions” means the transactions contemplated by the MSLO Acquisition Agreement.

“Pro Forma Transaction” means any (a) Investment that results in a Person becoming a Subsidiary or constituting an acquisition of assets constituting a business unit, line of business or division of another Person, (b) Acquisition, (c) Disposition that results in a Subsidiary ceasing to be a Subsidiary or of a business unit, line of business or division of the Borrower or any Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise and (d) other transaction that by the terms of this Agreement requires a financial ratio or test to be determined on a “pro forma basis” or to be given “pro forma effect”.

“Regulation S-X” means Regulation S-X of the General Rules and Regulations promulgated by the SEC pursuant to the Securities Laws.

“Sequential” means Sequential Brands Group, Inc., a Delaware corporation (formerly known as Singer Madeline Holdings, Inc.), and the direct parent of SQBG.

“SQBG” means SQBG, Inc., a Delaware corporation (formerly known as Sequential Brands Group, Inc.) and a direct and wholly-owned subsidiary of Sequential.

“Tranche A-1 Term Loan First Amendment Commitment” means, as to each Tranche A-1 Term Lender, its obligation to make the additional Tranche A-1 Term Loan on the First Amendment Effective Date in an aggregate principal amount equal to the amount set forth opposite such Tranche A-1 Term Lender’s name on Schedule A to the First Amendment. As of the First Amendment Effective Date, the aggregate Tranche A-1 Term Loan First Amendment Commitments total $8,000,000.

c.	Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Amended and Restated Second Lien Credit Agreement” and “Second Lien Credit Agreement” set forth therein in their entirety and by substituting the following in appropriate alphabetical order in their stead:

“Second Lien Credit Agreement” shall mean that certain Second Amended and Restated Credit Agreement dated as of December 4, 2015 by and among the Borrower, the Guarantors party thereto, Wilmington Trust, National Association, as administrative agent and collateral agent thereunder, and the lenders party thereto, as the same may be amended, restated, supplemented or otherwise modified, and any refinancings, refundings, renewals or extensions thereof permitted hereunder.”

d.	Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Borrower” set forth therein in its entirety and the following substituted in its stead:

“Borrower” means (a) prior to the First Amendment Effective Date, SQBG, and (b) on and following the First Amendment Effective Date, Sequential.

e.	Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Consolidated EBITDA” set forth therein in its entirety and the following substituted in its stead:

“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of the Borrower and its Subsidiaries on a Consolidated basis for the applicable measurement period, plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges, (ii) the provision for Federal, state, local and foreign income Taxes, (iii) depreciation and amortization expense, (iv) fees, expenses and charges (including restructuring charges, integration costs, net cost savings and transaction expenses) incurred in connection with (A) any Permitted Acquisition (of the type referred to in clause (ii) of the definition thereof) or fees in connection with any Permitted Indebtedness in an amount not to exceed $5,000,000 in any Fiscal Year of the Borrower, (B) the Simpson Acquisition in an amount not to exceed $4,000,000 in the aggregate for the twelve-month period ending on the one year anniversary of the Effective Date, (C) the Galaxy Transactions in an amount not to exceed $7,500,000 in the aggregate for the twelve-month period ending August 15, 2016, (D) the Joe’s Jeans Acquisition in an amount not to exceed $2,500,000 in the aggregate for the twelve month period ending September 11, 2016, and (E) the MSLO Acquisition in an amount not to exceed $20,000,000 in the aggregate for the twelve-month period ending on the one year anniversary of the First Amendment Effective Date (v) non-cash compensation, (vi) other unusual or non-recurring expenses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, and (vii) management fees and expenses incurred or paid to Tengram Capital Management L.P. to the extent permitted to be paid hereunder (in each case of or by the Borrower and its Subsidiaries for such period), minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits and (ii) all non-cash items increasing Consolidated Net Income (in each case of or by the Borrower and its Subsidiaries for such period), all as determined on a Consolidated basis in accordance with GAAP.

Notwithstanding anything to the contrary contained above, for purposes of determining Consolidated EBITDA for the purposes of calculating the Consolidated First Lien Leverage Ratio (a) with respect to any Fiscal Quarter which ends prior to August 15, 2016, Consolidated EBITDA with respect to GBH for each applicable Fiscal Quarter occurring prior to August 15, 2015 shall be calculated as the greater of (i) $6,250,000 and (ii) Consolidated EBITDA for GBH for such Fiscal Quarter (on a standalone basis without giving effect to the Galaxy Brands Merger), (b) with respect to any Fiscal Quarter which ends prior to April 8, 2017, Consolidated EBITDA with respect to With You for each applicable Fiscal Quarter occurring prior to April 8, 2016 shall be calculated as the greater of (i) $3,500,000 and (ii) Consolidated EBITDA for With You for such Fiscal Quarter (on a standalone basis without giving effect to the Simpson Acquisition), (c) with respect to any Fiscal Quarter which ends on or prior to September 30, 2017, Consolidated EBITDA with respect to Joe’s Holdings for each applicable Fiscal Quarter occurring on or prior to September 30, 2016 shall be calculated as the greater of (i) $2,000,000 and (ii) Consolidated EBITDA for Joe’s Holdings for such Fiscal Quarter (on a standalone basis without giving effect to the Joe’s Jeans Acquisition) and (d) with respect to any Fiscal Quarter which ends on or prior to December 31, 2017, Consolidated EBITDA with respect to MSLO for each applicable Fiscal Quarter occurring on or prior to December 31, 2016 shall be calculated as the greater of (i) $7,500,000 and (ii) Consolidated EBITDA for MSLO for such Fiscal Quarter (on a standalone basis without giving effect to the MSLO Acquisition). For purposes of determining Consolidated EBITDA as a whole for each applicable Fiscal Quarter identified in clauses (a), (b), (c) and (d) above, such amounts determined for GBH, With You, Joe’s Holdings and MSLO in clauses (a), (b), (c) and (d), as applicable, shall then be added to the calculation of Consolidated EBITDA for such applicable Fiscal Quarter for the Borrower (on a standalone basis without giving effect to the Galaxy Brands Merger, the Simpson Acquisition, the Joe’s Jeans Acquisition and/or MSLO Acquisition, as applicable).

f.	Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Immaterial Subsidiary” set forth therein by deleting the reference to the “Effective Date” in the first line of clause (x) thereof and by substituting the words “First Amendment Effective Date” in its stead.

g.	Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Change of Control” set forth therein by deleting “(excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors)” at the end of clause (b) thereof.

h.	Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Permitted Acquisition” set forth therein by adding “(a) the MSLO Acquisition or (b)” immediately at the beginning of clause (ii) thereto.

i.	Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Permitted Indebtedness” set forth therein by deleting clause (a) thereof in its entirety and by substituting the following in its stead:

“(a) (i) Indebtedness in respect of the Second Lien Credit Agreement and any Permitted Refinancing thereof (collectively, the “Second Lien Facility); provided that (A) the aggregate outstanding principal amount of any Indebtedness in respect of the Second Lien Facility shall not exceed the sum of (x) $368,000,000 plus (y) such additional amounts that would not, after giving pro forma effect to the incurrence thereof, cause the Consolidated Total Leverage Ratio (as defined in the Second Lien Credit Agreement as in effect on the First Amendment Effective Date) to exceed 6.00:1.00 and (B) any Indebtedness in respect of the Second Lien Facility shall not have an earlier maturity date than the Maturity Date or a decreased weighted average life than the Second Lien Facility in effect on the First Amendment Effective Date and (ii) any other Indebtedness outstanding on the Effective Date and listed on Schedule 7.03 hereto and, in the case of the foregoing clause (ii), any Permitted Refinancing thereof;”

j.	The following shall be added as a new Section 1.06 of the Credit Agreement:

1.06        Pro Forma Calculations.

(a)           Notwithstanding anything to the contrary herein, the Consolidated First Lien Leverage Ratio shall be calculated in the manner prescribed by this Section 1.06.

(b)           For purposes of calculating the Consolidated First Lien Leverage Ratio, Pro Forma Transactions (and the incurrence or repayment of any Indebtedness in connection therewith) that have been consummated (i) during the most recent Fiscal Quarter of the Borrower or (ii) subsequent to such Fiscal Quarter and prior to, or simultaneously with, the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Pro Forma Transactions (and any increase or decrease in Consolidated EBITDA and the component financial definitions used therein attributable to any Pro Forma Transaction) had occurred on the first day of such Fiscal Quarter.

(c)  If pro forma effect is to be given to a Pro Forma Transaction, the pro forma calculations shall be made in good faith by a financial or accounting Responsible Officer of the Borrower and include only those adjustments that would be permitted or required by Regulation S-X together with those adjustments that (i) have been certified by such Responsible Officer of the Borrower as having been prepared in good faith based upon reasonable assumptions and (ii) are (x) directly attributable to the Pro Forma Transactions with respect to which such adjustments are to be made, (y) expected to have a continuing impact on the Loan Parties and (z) factually supportable and reasonably identifiable.

(d) In the event that the Borrower or any Subsidiary incurs (including by assumption or guarantees) or repays (including by redemption, repayment, retirement or extinguishment) any Indebtedness included in the calculations of the Consolidated First Lien Leverage Ratio (other than Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes) subsequent to the end of the most recent Fiscal Quarter of the Borrower and prior to, or simultaneously with, the event for which the calculation of any such ratio is made, then such ratio shall be calculated after giving pro forma effect to such incurrence or repayment of Indebtedness, to the extent required, as if the same had occurred on the last day of such Fiscal Quarter.

k.	Section 2.01 of the Credit Agreement is hereby amended by adding the following clause (d) at the end thereof:

“(d)            Subject to the terms and conditions set forth herein, each Tranche A-1 Term Lender severally agrees to make an additional Tranche A-1 Term Loan to the Borrower on the First Amendment Effective Date in an aggregate principal amount equal to such Tranche A-1 Term Lender’s Tranche A-1 Term Loan First Amendment Commitment in immediately available funds in accordance with instructions provided by the Borrower. The aggregate amount of the additional Tranche A-1 Term Loan made on the First Amendment Effective Date shall not exceed the aggregate Tranche A-1 Term Loan First Amendment Commitments. The additional Tranche A-1 Term Loan made on the First Amendment Effective Date shall be a LIBOR Rate Loan with an initial Interest Period of one month. Once made, the additional Tranche A-1 Term Loan shall become part of the outstanding Tranche A-1 Term Loan and shall be subject to all provisions herein regarding the Tranche A-1 Term Loan.”

l.	Section 2.02 of the Credit Agreement is hereby amended by deleting the words “or a whole multiple of $1,000,000 in excess thereof” in the eighth line of clause (b) thereof.

m.	Section 2.14 of the Credit Agreement is hereby amended as follows:

i.	by deleting “$60,000,000” in the fourth line of clause (a) thereof and by substituting the following in its stead:

“such amount that would, after giving pro forma effect to the incurrence thereof, cause the Consolidated First Lien Leverage Ratio, as of the last day of the most recently ended Fiscal Quarter of the Borrower for which financial statements are required to have been delivered to the Agent, to exceed 2.00:1.00”; and

ii.	by adding the following as a new clause (g) thereof:

(g)            Limited Condition Acquisition. Notwithstanding anything in this Section 2.14 to the contrary to the extent the proceeds of any increase requested pursuant to this Section 2.14 will be used to finance a Limited Condition Acquisition, upon the Borrower’s request, the lenders providing such increase may agree to “funds certain provision” that (i) provides for the testing of the Consolidated First Lien Leverage Ratio set forth in Section 2.14(a) as of the date on which the acquisition agreement for such Limited Condition Acquisition (a “Limited Condition Acquisition Agreement”) is executed and effective and (ii) does not impose as a condition to funding thereof that no Default or Event of Default (other than a Default under Section 8.01(a) or 8.01(f) or 8.01(g)) exist at the time such Limited Condition Acquisition is consummated, in which case the condition set forth in Section 2.14(e)(i)(B)(2) shall be required to be satisfied on the date the Limited Condition Acquisition Agreement is executed.

n.	Section 6.02 of the Credit Agreement is hereby amended by deleting the words “and Section 7.15(b) of the Amended and Restated Second Lien Credit Agreement” in clause (g) thereof.

o.	Section 6.05 of the Credit Agreement is hereby amended by deleting the last sentence thereof and by substituting the following in its stead:

“Notwithstanding the foregoing, no provision herein or in any other Loan Document shall be deemed to restrict the dissolution of any Immaterial Subsidiary (including, without limitation, William Rast Europe Holdings, LLC, a Delaware limited liability company, Heeling Management Corp., a Texas corporation, Heeling Holding Corporation, a Nevada Corporation, Heelys, Inc., a Delaware corporation, Bella Rose, LLC, a California limited liability company, and William Rast Sourcing, LLC, a California limited liability company), and such dissolution is expressly permitted hereunder.

p.	Section 6.15 of the Credit Agreement is hereby amended by adding the following new clause (c) at the end thereof:

“(c)          Notwithstanding the foregoing provisions of this Section 6.15, with respect to any Collateral acquired by the Borrower or any other Loan Party pursuant to the MSLO Acquisition Agreement, to the extent any security interest in such Collateral is not granted or perfected on the First Amendment Effective Date (other than (x) grants with respect to the Collateral subject to the UCC and the delivery of UCC financing statements and (y) the delivery of stock certificates and stock powers (but with respect to the stock certificates of any entity acquired pursuant to the MSLO Acquisition Agreement, solely to the extent such stock certificates have been timely received by the Borrower on or prior to the First Amendment Effective Date)) after the Loan Parties’ commercially reasonable efforts to do so without undue burden or expenses, then the grant or perfection of such security interest shall be granted or perfected, as the case may be, within 60 days after the First Amendment Effective Date (or such longer period as Agent may agree in its sole discretion); provided further, that the obligation to deliver such stock certificates and stock powers shall be deemed to have been satisfied, to the extent such stock certificates and stock powers are delivered to, or are in the possession of, the Second Lien Agent, if and only to the extent the Second Lien Agent holds such stock certificates for the benefit of the Credit Parties.”

q.	Section 6.17 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, each of the Agent and the Lenders acknowledge and agree that the right of first refusal set forth in this Section 6.17 is hereby waived with respect to the financing of the MSLO Acquisition.”

r.	Section 7.04 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (d) thereof, by re-lettering clause (e) as clause (f), and by adding the following new clause (e) thereto:

“(e) the Loan Parties may consummate the MSLO Acquisition Transactions; and”

s.	Section 7.12(a)(ii) of the Credit Agreement is hereby amended by deleting “Amended and Restated Second Lien Credit Agreement” and by substituting “Second Lien Credit Agreement” in its stead.

4.	Amendments to Exhibits and Schedules. The Schedules to the Credit Agreement are hereby amended by amending and restating in its entirety each Schedule thereto in the form of such Schedule annexed hereto as Annex A. Exhibit D (Compliance Certificate) to the Credit Agreement is hereby amended and restated in its entirety in the form of such Exhibit annexed hereto as Annex B.

5.	Release of Specified Guarantors.

a.	In connection with the designation of the Specified Guarantors as Immaterial Subsidiaries as of the date hereof, the Borrower and the Existing Guarantors have requested that the Agent release (i) the Specified Guarantors from their obligations under the Loan Documents, and (ii) the Lien of the Agent on the Collateral owned by the Specified Guarantors. Accordingly, the Agent hereby releases as of the date hereof (i) the Specified Guarantors from their obligations under the Loan Documents (except to the extent such obligations survive such release by their terms), and (ii) all Liens on the Collateral owned by the Specified Guarantors.

b.	Nothing herein shall be deemed a release by the Agent of (i) any Loan Party (other the Specified Guarantors) from any of its obligations under the Loan Documents, or (ii) any Liens securing the Obligations (other than Liens on the Collateral owned by the Specified Guarantors). Each of the Loan Parties (other the Specified Guarantors) acknowledges and agrees that the Credit Agreement and the other Loan Documents and the Liens granted thereunder remain in full force and effect as of the date hereof.

c.	Each of the Specified Guarantors hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against any Credit Party or any parents, affiliates, predecessors, successors, or assigns thereof, or their respective officers, directors, employees, attorneys, or representatives, with respect to the Obligations, and that if any of the Specified Guarantors now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of the Specified Guarantors hereby RELEASES such Persons from any liability therefor.

6.	Consent to Intercreditor Amendment. By their execution below, each of the Lenders hereby acknowledges that it has received and reviewed a copy of the Intercreditor Amendment (as defined in Section 7(b) below), and hereby consents to the terms and provisions set forth in the Intercreditor Amendment, including, without limitation, the subordination by the Administrative Agent of its Lien on and security interest in certain Collateral as set forth in the Intercreditor Amendment.

7.	Conditions to Effectiveness. This Amendment shall become effective on the earliest date on which each of the following conditions precedent has been fulfilled to the satisfaction of the Agent:

a.	This Amendment shall have been duly executed and delivered by the Borrower, the Guarantors and the Required Lenders.

b.	The Agent and the Second Lien Agent shall have entered into an amendment to the Second Lien Intercreditor Agreement (the “Intercreditor Amendment”) in form and substance reasonably satisfactory to the Agent.

c.	All action on the part of the Borrower and the Guarantors reasonably necessary for the valid execution and delivery of, and the performance under, this Amendment, by the Borrower and the Guarantors shall have been duly and effectively taken.

d.	(i) Sequential shall have entered into a joinder and assumption agreement in form and substance reasonably satisfactory to the Agent, pursuant to which such agreement Sequential shall become the Borrower under the Loan Documents and (ii) Sequential, SQBG, MSLO, and each of the Subsidiaries listed on Annex C hereto (collectively, the “New Guarantors”) shall have entered into a joinder agreement in form and substance reasonably satisfactory to the Agent, pursuant to which such agreement each of the New Guarantors shall become a Guarantor under the Loan Documents and each such Person shall grant the Agent a Lien on, and security interest in, all Collateral owned by each such Person.

e.	Since the date of the MSLO Acquisition Agreement, no change, state of facts, circumstance, occurrence, development, event or effect that, individually or in the aggregate, has had or would reasonably be expected to have a “MSLO Material Adverse Effect” (as defined in the MSLO Acquisition Agreement, without giving effect to any amendment or modification of such definition after the date of the MSLO Acquisition Agreement unless approved by the Agent in its reasonable discretion) shall have occurred.

f.	Prior to, or contemporaneously with, the effectiveness of this Amendment, the Borrower shall consummate MSLO Acquisition substantially in accordance with the terms and conditions set forth in each of the MSLO Acquisition Agreement and the Amended and Restated Second Lien Credit Agreement, as applicable, in each case without any amendment, modification or waiver of any of the terms or conditions thereof that would be materially adverse to the Agent and the Lenders without the consent of the Agent (such consent not to be unreasonably withheld, delayed or conditioned).

g.	Immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

8.	Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

9.	Expenses. The Borrower shall reimburse the Agent for all expenses incurred in connection herewith, including, without limitation, reasonable and documented attorneys’ fees to the extent such expenses and fees are required, under the Credit Agreement, to be paid by the Borrower.

10.	Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e. “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

11.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

BORROWER:

SEQUENTIAL BRANDS GROUP, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

SQBG, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

GUARANTORS:

SEQUENTIAL LICENSING, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

WILLIAM RAST LICENSING, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

HEELING SPORTS LIMITED

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

B®AND MATTER, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

[Signature Page to First Amendment to Second Amended and Restated First Lien Credit Agreement]

SBG REVO HOLDINGS, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

SBG FM, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

SBG UNIVERSE BRANDS, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

GALAXY BRANDS LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

The Basketball Marketing Company, Inc.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

AMERICAN SPORTING GOODS CORPORATION

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

LNT BRANDS LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

JOE’S HOLDINGS LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

[Signature Page to First Amendment to Second Amended and Restated First Lien Credit Agreement]

MARTHA STEWART LIVING OMNIMEDIA, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

MSO IP HOLDINGS, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

martha stewart, inc.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

body & soul omnimedia, inc.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

MSLO PRODUCTIONS, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

MSLO PRODUCTIONS – HOME, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

MSLO PRODUCTIONS – EDF, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

FLOUR PRODUCTIONS, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

[Signature Page to First Amendment to Second Amended and Restated First Lien Credit Agreement]

EMERIL PRIMETIME MUSIC, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

EMERIL PRIMETIME PRODUCTIONS, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

GOOD THING PRODUCTIONS, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

MSLO SHARED IP SUB, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

MSLO EMERIL ACQUISITION SUB, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

[Signature Page to First Amendment to Second Amended and Restated First Lien Credit Agreement]

bank of america, n.a., as Agent and as a Lender

By:	/s/ Andrew Curussi
Name: Andrew Cerussi
Title: Director

[Signature Page to First Amendment to Second Amended and Restated First Lien Credit Agreement]

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By:	/s/ James M. Morton
Name: James M. Morton
Title: Senior Vice President

By:	/s/ Michael Paul
Name: Michael Paul
Title: Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated First Lien Credit Agreement]

BANK HAPOALIM B.M., as a Lender

By:	/s/ Howard Applebaum
Name: Howard Applebaum
Title: Executive Vice President

By:	/s/ Amanda Milazzo
Name: Amanda Milazzo
Title: Vice President

[Signature Page to First Amendment to Second Amended and Restated First Lien Credit Agreement]

FIFTH THIRD BANK, as a Lender

By:	/s/ Todd S. Robinson
Name: Todd S. Robinson
Title: Vice President

[Signature Page to First Amendment to Second Amended and Restated First Lien Credit Agreement]

SCHEDULE A

Tranche a-1 term lenders and tranche a-1 term loan first amendment commitments

Lender	Tranche A-1 Term Loan First Amendment Commitment	Applicable Percentage with respect to Tranche A-1 Term Loan Commitment	Applicable Percentage
Bank of America, N.A.	$4,210,526.00	52.631578947%	52.631578947%
Israel Discount Bank of New York	$1,684,210.00	21.052631579%	21.052631579%
Fifth Third Bank	$1,052,632.00	13.157894737%	13.157894737%
Bank Hapoalim B.M.	$1,052,632.00	13.157894737%	13.157894737%
TOTAL:	$8,000,000.00	100.000000000%	100.000000000%

[Annex A to First Amendment to Second Amended and Restated First Lien Credit Agreement]

Annex A

Amended and Restated Schedules to Credit Agreement

[see attached]

[Annex A to First Amendment to Second Amended and Restated First Lien Credit Agreement]

Annex B

Amended and Restated Exhibit D (Compliance Certificate) to Credit Agreement

[see attached]

[Annex B to First Amendment to Second Amended and Restated First Lien Credit Agreement]

Annex C

New Subsidiary Guarantors

MSO IP Holdings, Inc., a California corporation.

Martha Stewart, Inc., a Connecticut corporation.

Body & Soul Omnimedia, Inc., a Delaware corporation.

MSLO Productions, Inc., a Delaware corporation.

MSLO Productions – Home, Inc., a Delaware corporation.

MSLO Productions – EDF, Inc., a Delaware corporation.

Flour Productions, Inc., a Delaware corporation.

Emeril Primetime Music, Inc., a Delaware corporation.

Emeril Primetime Productions, Inc., a Delaware corporation.

Good Thing Productions, Inc., a Delaware corporation.

MSLO Shared IP Sub, LLC, a Delaware limited liability company.

MSLO Emeril Acquisition Sub, LLC, a Delaware limited liability.

[Annex B to First Amendment to Second Amended and Restated First Lien Credit Agreement]